Exhibit 99.906CERT

EHIBIT 5: CERTIFICATION PUSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of TEKLA WORLD HEALTHCARE FUND, do hereby certify, to such officer’s knowledge, that the report on Form N-CSR of TEKLA WORLD HEALTHCARE FUND for the period ended September 30, 2015 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of TEKLA WORLD HEALTHCARE FUND for the stated period.

Dated:	12/02/15

	/s/ Daniel R. Omstead		/s/ Laura Woodward
	Name:	Daniel R. Omstead	Name:	Laura Woodward
	Title:	President	Title:	Treasurer

A signed original of this written statement required by Section 906 has been provided to TEKLA WORLD HEALTHCARE FUND and will be retained by TEKLA WORLD HEALTHCARE FUND and furnished to the SEC or its staff upon request. This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.